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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047



                       SUPPLEMENT DATED SEPTEMBER 30, 2003
                              TO THE PROSPECTUS OF
    MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - CLASS X AND CLASS Y
                                DATED MAY 1, 2003


         The section of the Prospectus titled "PORTFOLIO MANAGEMENT" is hereby revised as follows:

         The Dividend Growth Portfolio - The Portfolio is managed within the Dividend Growth Team. Current members of the team include Sean Aurigemma and Aaron Clark, Executive Directors of the Investment Manager.

         The Value-Added Market Portfolio - The Portfolio is managed within the Index Team. Kevin Jung, an Executive Director of the Investment Manager, is a current member of the team.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.